UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                          ___________________________________

                                        FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):

                                     March 1,  2002
                         -------------------------------------


                             HARRIS & HARRIS GROUP, INC.
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                  (Exact name of registrant as specified in its charter)


         New York		      0-11576		     13-3119827
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(State or other jurisdiction  (Commission File Number)   (I.R.S.Employer
of incorporation)                                        Identification No.)


   One Rockefeller Plaza, Rockefeller Center, New York, New York 10020
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           (Address of principal executive offices and zip code)


                                     (212) 332-3600
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                    Registrant's telephone number, including area code:




Item 4.	  Changes in Registrant's Certifying Accountant

a. On February 26, 2002, Harris & Harris Group, Inc. ("Harris & Harris") appointed the accounting firm of PricewaterhouseCoopers LLP as independent public accountants for Harris & Harris for the fiscal year ending December
   31, 2002.   Arthur Andersen LLP will be dismissed effective upon completion of the December 31, 2001 audit. The decision to change accountants was approved by Harris & Harris' Audit Committee and the appointment of PricewaterhouseCoopers LLP will be submitted for ratification by its stockholders.

b. In connection with its audits for the two most recent fiscal years, (1) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there has been no reportable events (as defined in Item 304(a)(1)(v)).

c. The reports of Arthur Andersen on the financial statements of Harris & Harris for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

d. Harris & Harris has not consulted with PricewaterhouseCoopers LLP during the last two years or subsequent interim periods on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion PricewaterhouseCoopers LLP might issue on Harris & Harris' financial statements.

e. Harris & Harris has requested that Arthur Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen agrees with the above statements. A copy of such letter to the Securities and Exchange Commission, dated March 1, 2002, is filed as Exhibit 16.1 to this Form 8-K.


Item 7.	  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.


Exhibit No.			Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 1, 2002

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 1, 2002			HARRIS & HARRIS GROUP, INC.

                                        By: /s/ Mel P. Melsheimer
		                           ------------------------
                                        Name:  Mel P. Melsheimer
                                        Title: President, Chief Operating
                                               Officer, Chief Financial
                                               Officer and Chief
                                               Compliance Officer


                                 EXHIBIT INDEX

Exhibit No.              Description

16.1        Letter from Arthur Andersen LLP to the Securities and
            Exchange Commission, dated March 1, 2002



                  [Arthur Andersen LLP Letterhead]



March 1, 2002



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Dear Sir/Madam:

We have read paragraphs a, b, c and e of Item 4 included in the Form 8-K dated March 1, 2002 of Harris & Harris Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
-----------------------
Arthur Andersen LLP


cc:  Mr. Mel P. Melsheimer, Chief Operating Officer,
     Harris & Harris Group, Inc.